                             SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

         FILED BY THE REGISTRANT [X]
         FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

         CHECK THE APPROPRIATE BOX:

         [ ]  PRELIMINARY PROXY STATEMENT    [ ]  CONFIDENTIAL, FOR USE
         [ ]  DEFINITIVE PROXY STATEMENT          OF THE COMMISSION ONLY
         [X]  DEFINITIVE ADDITIONAL MATERIALS
         [ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE
              14A-12

                              CARDINAL HEALTH, INC.
          ..............................................................
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
         ...............................................................
         (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
         REGISTRANT)

         PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

         [ ]  $125 PER EXCHANGE ACT RULES 0-11(C)(1)(II), 14A-6(I)(1),
              OR 14A-6(I)(2) OR ITEM 22(A)(2) OF SCHEDULE 14A.
         [ ] $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE 14A-6(I)(3).
         [ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.
              1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANS-
                   ACTION APPLIES:

              2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION
                   APPLIES:

              3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANS-ACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:

              4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

              5)   TOTAL FEE PAID:

         [X]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
         [ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.
              1)   AMOUNT PREVIOUSLY PAID:
                   ............................
              2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:
                   ............................
              3)   FILING PARTY:
                   ............................
              4)   DATE FILED:
                   ............................



                      [Letterhead of Cardinal Health, Inc.]

                                       NEWS RELEASE

                                       FOR IMMEDIATE RELEASE
                                       APRIL 9, 1996

                                       CONTACT:
                                       Debra Dendahl Hadley
                                       Director, Investor Relations
                                       (614) 717-7481


                   CARDINAL HEALTH DENIES RUMOR ABOUT FOXMEYER


                   DUBLIN, OHIO, APRIL 9, 1996 -- Cardinal Health, Inc. (NYSE: CAH) announced today that, contrary to recent press reports, it is not in discussions or negotiations with respect to the purchase of FoxMeyer Health Corporation's drug distribution business.

                   "Although it is Cardinal's standard policy not to comment on market rumors, we felt that it was necessary in this case to set the record straight in light of the upcoming
         Cardinal and Pyxis special shareholders' meetings to be held on April 26," stated Robert D. Walter, chairman and chief executive officer of Cardinal Health, Inc.

                   At the special meetings, shareholders of both
         Cardinal Health, Inc. and Pyxis Corporation will vote on a proposal to approve and adopt an Agreement and Plan of Merger, dated as of February 7, 1996, pursuant to which Pyxis will become a wholly-owned subsidiary of Cardinal.

                   Cardinal Health, Inc., based in Dublin, Ohio, is one of the country's largest pharmaceutical distributors. The company provides an array of innovative, value-added services to a broad base of customers nationwide including hospitals, independent and chain pharmacies, managed care facilities, alternate care centers, and the pharmacy departments of supermarkets and mass merchandisers. The company is also a franchisor of apothecary-style pharmacies through its wholly-owned subsidiary, Medicine Shoppe International, Inc.


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